[LOGO OF DELAWARE INVESTMENTS]








                                                Lincoln National
                                                International Fund, Inc.
                                                Semi-Annual Report
                                                June 30, 2000

Lincoln National International Fund, Inc.

Index

    Commentary

     Statement of Net Assets

    Statement of Operations

    Statements of Changes in Net Assets

    Financial Highlights

    Notes to Financial Statements

Lincoln National International Fund, Inc.

Managed by: [LOGO OF DELAWARE INVESTMENTS]


For the six-month period ended June 30, 2000, the Fund rose 0.8%, (net of fees) while the Morgan Stanley Capital International EAFE Stock Index returned -4.0%. The strong relative performance of the portfolio was mainly accrued in the 2nd quarter, during which markets broadened and investors refocused on underlying fundamental valuations. Many of the technology, media and telecommunication stocks that drove returns in the very polarized market of 1999 fell sharply.

In Europe, returns were mixed. Over the period under review, France and Italy rose 6.0% and 3.9% respectively in US dollar terms, while other markets, particularly the UK, Germany and Spain were weak. The portfolio continued to benefit from exposure to high quality technology companies such as Siemens and Alcatel, but with the broadening of the market, our holdings in Powergen, AB Foods and Blue Circle also added greatly to returns.

In the Pacific, Australia was the only market to produce a positive return over the period under review. In contrast, Singapore fell 22.7%, New Zealand fell 16.7%, Hong Kong fell 13.1% and Japan fell 5.4% in US dollar terms. Stock selection was an important component of return, with National Australia Bank, CSR, Eisai and Canon performing particularly well.

With the sustainability of the latest Japanese recovery from recession very unclear and with many of the structural problems afflicting the economy still untackled, we continue to maintain an underweight position in the Japanese market compared to our benchmark index. We also maintain our overweight exposure in the attractively valued United Kingdom and Australian markets.

Elizabeth A. Desmond

Clive Gillmore

                              International Fund 1

Lincoln National
International Fund, Inc.

Statement of Net Assets - Unaudited
June 30, 2000
Investments:
                                            Number           Market
Common Stock:                               of Shares        Value
--------------------------------------------------------------------------
Australia: 11.8%
--------------------------------------------------------------------------
Amcor                                       2,351,000        $ 8,204,984
CSR                                         3,762,900         10,432,264
Foster's Brewing Group                      4,455,100         12,511,035
National Australia Bank                     1,022,200         17,039,108
Orica                                       1,037,100          4,695,838
Paperlinx                                     783,667          1,484,323
--------------------------------------------------------------------------
                                                              54,367,552
Belgium: 1.3%
--------------------------------------------------------------------------
Electrabel                                     24,654          6,093,136
--------------------------------------------------------------------------

France: 10.8%
--------------------------------------------------------------------------
Alcatel                                       270,500         17,739,666
Compagnie De Saint-Gobain                      57,050          7,711,526
Societe Generale                              214,200         12,881,945
Total Fina                                     74,631         11,441,586
--------------------------------------------------------------------------
                                                              49,774,723
Germany: 8.9%
--------------------------------------------------------------------------
Bayer                                         240,300          9,198,554
Bayerische Hypo-und Vereinsbank AG            201,400         13,169,566
Continental                                   178,600          3,000,651
Rheinisch Westfaelisches Elektric             206,900          7,021,365
Siemens                                        58,100          8,696,482
--------------------------------------------------------------------------
                                                              41,086,618
Hong Kong: 3.7%
--------------------------------------------------------------------------
Hong Kong Electric *                        1,980,000          6,375,217
Jardine Matheson Holdings                   1,159,200          5,077,296
Peregrine Investment Holdings               2,484,500              3,187
Wharf Holdings                              3,151,000          5,638,696
--------------------------------------------------------------------------
                                                              17,094,396
Japan: 14.5%
--------------------------------------------------------------------------
Canon *                                       339,000         16,865,360
Eisai *                                       287,000          9,194,388
Hitachi *                                     850,000         12,253,844
Matsushita Elecric Industrial *               391,000         10,131,446
Nichido Fire & Marine *                     1,061,000          5,798,363
West Japan Railway *                            3,023         12,248,097
--------------------------------------------------------------------------
                                                              66,491,498
Malaysia: .8%
--------------------------------------------------------------------------
Sime Darby Berhad                           2,818,200          3,619,162
--------------------------------------------------------------------------

Netherlands: 7.3%
--------------------------------------------------------------------------
Elsevier-CVA                                  757,900          9,181,105
ING Groep                                     157,977         10,676,983
Royal Dutch Petroleum                         220,700         13,715,282
--------------------------------------------------------------------------
                                                              33,573,370
New Zealand: 2.5%
--------------------------------------------------------------------------
Carter Holt Harvey                          4,063,700          3,528,501
Telecom Corporation of New Zealand          2,296,800          8,031,123
--------------------------------------------------------------------------
                                                              11,559,624
Singapore: 1.0%
--------------------------------------------------------------------------
Overseas Chinese Banking                      672,000          4,630,457
--------------------------------------------------------------------------

South Africa: 1.6%
--------------------------------------------------------------------------
Sanlam                                      2,846,500          3,360,422
Sasol                                         596,600          4,000,781
--------------------------------------------------------------------------
                                                               7,361,203

                                            Number           Market
                                            of Shares        Value
--------------------------------------------------------------------------
Spain: 5.5%
--------------------------------------------------------------------------
Banco Santander Central Hispanoamericano      620,537       $  6,545,629
Iberdrola                                     682,000          8,789,002
Telefonica De Espana *                        463,698          9,959,535
--------------------------------------------------------------------------
                                                              25,294,166
United Kingdom: 27.6%
--------------------------------------------------------------------------
Associated British Foods                      736,208          5,092,892
Bass                                          948,100         10,600,072
BG Group                                    1,962,044         12,645,286
Blue Circle Industry                        1,465,400          9,488,776
Boots                                       1,316,399         10,037,563
British Airways                             1,688,300          9,712,456
Cable & Wireless                              713,500         12,111,476
GKN                                           877,000         11,165,134
Glaxo Wellcome                                338,900          9,869,895
Great Universal Stores                      1,295,900          8,092,241
Halifax Group                                 458,562          4,374,147
PowerGen                                    1,253,100         10,768,229
Rio Tinto                                     568,400          9,304,468
Taylor Woodrow                              1,433,400          3,285,415
--------------------------------------------------------------------------
                                                             126,548,050
Total Common Stock:  97.5%
(Cost $424,710,277)                                          447,493,955
--------------------------------------------------------------------------

                                            Par
Repurchase Agreement:                       Amount
--------------------------------------------------------------------------

State Street Bank & Trust Co.
Repurchase Agreement, dated 6/30/00,
maturing 7/3/00, collateralized by
$4,275,000 U.S. Treasury Bond, 11.250%
market value $6,487,313                    $6,358,000          6,358,000
--------------------------------------------------------------------------

Total Repurchase Agreement: 1.4%
(Cost $6,358,000)                                              6,358,000
--------------------------------------------------------------------------

Total Investments: 98.9%
(Cost $431,068,277)                                          453,851,955
--------------------------------------------------------------------------
Other Assets Over Liabilities: 1.1%                            5,239,868
--------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $14.018 per share
based on 32,750,353 shares issued and outstanding)          $459,091,823
--------------------------------------------------------------------------

Components of Net Assets at June 30, 2000:
--------------------------------------------------------------------------
Common Stock, par value $.01 per share,
 100,000,000 authorized shares                              $    327,504
Paid in capital in excess of par value of
 shares issued                                               405,359,179
Undistributed net investment income**                         12,519,049
Accumulated net realized gain on investments                  18,010,525
Net unrealized appreciation of investments
and foreign currencies                                        22,875,566
--------------------------------------------------------------------------

Total Net Assets                                            $459,091,823
--------------------------------------------------------------------------

*  Non-income producing security.
** Undistributed net investment income includes net realized gain on foreign currencies. Net realized gains on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes to financial statements

                              International Fund 2

Lincoln National International Fund, Inc.
Statement of Operations - Unaudited
Six months ended June 30, 2000


Investment income:
 Dividends                                                         $8,056,505
------------------------------------------------------------------------------
 Interest                                                             355,680
------------------------------------------------------------------------------
 Less: Foreign withholding tax                                       (754,428)
------------------------------------------------------------------------------
  Total investment income                                           7,657,757
------------------------------------------------------------------------------

Expenses:
 Management fees                                                    1,806,074
------------------------------------------------------------------------------
 Accounting fees                                                      157,717
------------------------------------------------------------------------------
 Custodial fees                                                       109,368
------------------------------------------------------------------------------
 Printing and postage                                                  43,244
------------------------------------------------------------------------------
 Professional fees                                                     15,234
------------------------------------------------------------------------------
 Directors fees                                                         2,100
------------------------------------------------------------------------------
 Other                                                                 43,621
------------------------------------------------------------------------------
  Total expenses                                                    2,177,448
------------------------------------------------------------------------------
Net investment income                                               5,480,309
------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments and foreign currency transactions:

 Net realized gain (loss) on:
     Investment transactions                                       25,324,916
------------------------------------------------------------------------------
     Foreign currency transactions                                   (275,651)
------------------------------------------------------------------------------
     Net realized gain on investment and
     foreign currency transactions                                 25,049,265
------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation of:
     Investments                                                  (31,057,803)
------------------------------------------------------------------------------
     Foreign currency                                                 100,414
------------------------------------------------------------------------------
     Net change in unrealized appreciation/depreciation of
     investments and foreign currency                             (30,957,389)
------------------------------------------------------------------------------
Net realized and unrealized loss on investments
 and foreign currency                                              (5,908,124)
------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                $(427,815)
------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                     Six months
                                                                     ended
                                                                     6/30/00         Year ended
                                                                     (Unaudited)     12/31/99
                                                                   --------------------------------
Changes from operations:
 Net investment income                                               $  5,480,309    $  10,593,376
---------------------------------------------------------------------------------------------------
 Net realized gain on investment and foreign currency transactions     25,049,265       14,452,779
---------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation
 of investments and foreign currency                                  (30,957,389)      56,867,519
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                (427,815)      81,913,674
---------------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                                                 (3,929,129)     (17,725,584)
---------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions                         (10,724,739)    (109,585,193)
---------------------------------------------------------------------------------------------------
  Total distributions to shareholders                                 (14,653,868)    (127,310,777)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions                             (52,143,671)      70,059,978
---------------------------------------------------------------------------------------------------
 Total increase (decrease) in net assets                              (67,225,354)      24,662,875
---------------------------------------------------------------------------------------------------

Net Assets, beginning of period                                       526,317,177      501,654,302
---------------------------------------------------------------------------------------------------
Net Assets, end of period                                            $459,091,823     $526,317,177
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                              International Fund 3

Lincoln National International Fund, Inc.

Financial Highlights
(Selected data for each capital share outstanding throughout each period)

                                            Six months
                                            ended
                                            6/30/00     Year ended December 31,
                                            (Unaudited) 1999      1998       1997       1996       1995
                                          ------------------------------------------------------------------
Net asset value, beginning of period        $ 14.374   $ 15.982   $ 14.673   $ 14.556   $ 13.398   $ 13.027

Income from investment operations:
   Net investment income gain2                 0.163      0.294      0.253      0.066      0.071      0.069
   Net realized and unrealized (loss)
      on investments and foreign currency     (0.060)     2.182      1.838      0.771      1.244      0.892
                                          ------------------------------------------------------------------
   Total from investment operations            0.103      2.476      2.091      0.837      1.315      0.961
                                          ------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income       (0.123)    (0.529)    (0.189)         -     (0.071)    (0.069)
   Distributions from net realized gain on
       investment transactions                (0.336)    (3.555)    (0.593)    (0.720)    (0.086)    (0.521)
                                          ------------------------------------------------------------------
Total dividends and distributions             (0.459)    (4.084)    (0.782)    (0.720)    (0.157)    (0.590)
                                          ------------------------------------------------------------------
Net asset value, end of period              $ 14.018   $ 14.374   $ 15.982   $ 14.673   $ 14.556   $ 13.398
                                          ------------------------------------------------------------------

Total Return(1)                                 0.79%     17.75%     14.65%      6.00%      9.52%      8.89%

Ratios and supplemental data:
   Ratio of expenses to average net assets      0.96%(3)   0.92%      0.93%      0.93%      1.19%      1.27%
   Ratio of net investment income
       to average net assets                    2.41%(3)   2.05%      1.63%      0.44%      0.51%      0.59%
   Portfolio Turnover                           3.40%     11.51%    123.11%     77.58%     68.67%     63.15%
   Net assets, end of period (000 omitted)  $459,092   $526,317   $501,654   $466,229   $440,375   $358,391

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2) Per share information for the periods ended June 30, 2000, December 31, 1999 and 1998 were based on the average shares outstanding method.

(3) Annualized.

See accompanying notes to financial statements.

                              International Fund 4

Lincoln National International Fund, Inc.

Notes to Financial Statements - Unaudited

June 30, 2000

The Fund: Lincoln National International Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and the Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation. The Fund trades in securities issued outside the United States - mostly stocks, with an occasional bond or money market security.

1. Significant Accounting Policies

Security Valuation: Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates. Realized gains or losses from investment transactions are reported on an identified cost basis.

Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result form fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

                              International Fund 5

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolios and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .90% of the first $200,000,000 of the average daily net assets of the Fund, .75% of the next $200,000,000, and .60% of the average daily net assets of the Fund in excess of $400,000,000. The sub-advisor, Delaware Investment Advisors Ltd. ("DIAL"), which is an affiliate of the Advisor, is paid directly by the Advisor.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net asset of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the six months ended June 30, 2000.

Certain officers and directors of the Fund are also officers or directors of the Company and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the six months ended June 30, 2000 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at June 30, 2000 are as follows:

         Aggregate        Aggregate         Gross             Gross            Net
         Cost of          Proceeds          Unrealized        Unrealized       Unrealized
         Purchases        From Sales        Appreciation      Depreciation     Appreciation
         ----------------------------------------------------------------------------------
         $15,297,087      $84,516,344       $87,360,439       $(64,576,760)    $22,783,679

4. Supplemental Financial Instrument Information

Forward Foreign Currency Contracts: The Fund may purchase or sell forward foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Fund to take or deliver a financial instrument of foreign currency at a future date at a specified price. The realized and unrealized gain or loss on the contracts is reflected in the accompanying financial statements. The Fund is subject to the credit risks that the counter parties to these contracts will fail to perform; although this risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records. In addition, the Fund is subject to the market risks associated with unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 2000 the fund had no open forward currency contracts.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying securities, whose market value is required to be at least 102% of the repurchase price. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

                              International Fund 6

5. Credit and Market Risks

The Fund invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. Distribution of investments for the Fund, by industry, as a percentage of total investments, consisted of the following at June 30, 2000:

         Banking, Finance & Insurance                     17.5%
         ------------------------------------------------------
         Energy                                           10.9
         ------------------------------------------------------
         Utilities                                         9.4
         ------------------------------------------------------
         Electrical & Electronics                          8.8
         ------------------------------------------------------
         Telecommunications                                8.5
         ------------------------------------------------------
         Buildings & Materials                             8.2
         ------------------------------------------------------
         Food, Beverage & Tobacco                          6.3
         ------------------------------------------------------
         Retail                                            5.2
         ------------------------------------------------------
         Transportation                                    4.9
         ------------------------------------------------------
         Healthcare & Pharmaceuticals                      4.3
         ------------------------------------------------------
         Others (individually less than 4%)               16.0
         ------------------------------------------------------
                                                         100.0%
                                                         ======


6. Summary of Changes From Capital Share Transactions

                                                 Shares Issued Upon                                    Net Increase (Decrease)
                        Capital                  Reinvestment of          Capital Shares               Resulting From Capital
                        Shares Sold              Dividends                Redeemed                     Share Transactions
                     ------------------------------------------------------------------------------------------------------------
                        Shares      Amount       Shares      Amount       Shares       Amount          Shares        Amount
                     ------------------------------------------------------------------------------------------------------------
Year ended
  June 30, 2000
  (Unaudited):          2,656,444   $36,011,089  1,062,182   $14,653,868  (7,581,977)  $(102,808,628)  (3,863,351)  $(52,143,671)

Year ended
  December 31, 1999:    5,327,475    76,666,823  9,311,698   127,310,777  (9,413,845)   (133,917,622)   5,225,328     70,059,978

7. Distributions to Shareholders

The Fund declares and distributes dividends on net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.



                              International Fund 7